Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL
To Tender Common Shares and American Depositary Shares
(each outstanding American Depositary Share representing one Common Share and evidenced by an American Depositary Receipt)
of
WIDERTHAN CO., LTD.
Pursuant to the Offer to Purchase
dated September 29, 2006
of
RN INTERNATIONAL HOLDINGS B.V.
an indirect wholly-owned subsidiary
of
REALNETWORKS, INC.
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
TIME, ON FRIDAY, OCTOBER 27, 2006, UNLESS THE OFFER IS EXTENDED.
Tender of ADSs
The ADS Depositary for the Offer to Purchase is:
Mellon Investor Services LLC

By Mail:	By Facsimile Transmission:	By Overnight Courier:	By Hand:
Reorganization Department PO Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Department	(201) 680-4626 (For Eligible Institutions Only)	Reorganization Department 480 Washington Blvd. Mail Drop — Reorg Jersey City, NJ 07310 Attn: Reorganization Department, 27th Floor	Reorganization Department 120 Broadway, 13th Floor New York, NY 10271 Attn: Reorganization Department
Tender of Common Shares
The Common Share Depositary for the Offer to Purchase is:
Samsung Securities Co., Ltd.
By Hand:
2nd Fl., Jongno Tower Bldg.
#6, Jongno 2-Ga, Jongno-Gu
Seoul, Korea 110-789
Holders may also contact any of the branch offices of the Common Share Depositary in Korea
      ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, INNISFREE M&A INCORPORATED, THE DEALER MANAGER, LEHMAN BROTHERS INC., OR THE COMMON SHARE DEPOSITARY AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE ADS DEPOSITARY OR COMMON SHARE DEPOSITARY (AS APPLICABLE) WILL NOT CONSTITUTE A VALID DELIVERY.
      THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of ADSs, please complete the following:

DESCRIPTION OF ADSs TENDERED

ADSs Tendered (Attach additional list if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) ADRs)	ADR Number(s)*	Total Number of ADSs Represented by ADRs*	Number of ADSs Tendered**

Total ADSs

* Need not be completed by stockholders tendering ADSs by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ADSs represented by any certificates or ADRs delivered to the Depositary are being tendered. See Instruction 4.

Holders of Common Shares, please complete the following:

DESCRIPTION OF COMMON SHARES TENDERED

Account Number at Common Depositary*:

Name(s) and Address(es) of Registered Holder(s) of Common Shares	Share Certificate Number(s)**	Name of the custodian depositary securities or other qualified financial institution where the shares are deposited and the account number***	Number of Share(s)	Number of Share(s) tendered

* To be completed only for holders of Common Shares. If you do not already have an account number with the Common Share Depositary, you will need to visit a branch of the Common Share Depositary and open an account. The account number will be assigned to the respective holders of Common Shares when they open an account at any of the branches of the Common Share Depositary. In opening an account with the Common Share Depositary, you will need to visit or have your duly appointed attorney-in-fact visit a branch of the Common Share Depositary and submit a completed Letter of Transmittal along with other documents that the Common Share Depositary requires. The documents required to open an account will vary depending on such factors as whether you are a foreigner, Korean national, organization, individual, or whether you visit personally or will cause your attorney-in-fact to visit. Accordingly, please consult with the Common Share Depositary in advance of the visit and inquire as to the documents you will need to open an account with the Common Share Depositary. Please be advised that for non-Korean organizations or individuals, as part of opening an account at the Common Share Depositary, in case you have not already obtained investment identification, you must first obtain investment identification, which could cause delay in your ability to open an account at the Common Share Depositary and to receive payment.
** To be used in case the holder of Common Shares is delivering certificates representing the Common Shares.
*** To be used in case the shares will be transferred by means of account transfer.

This Letter of Transmittal is to be used by holders of common shares, par value KRW500 per share (the “Common Shares”) and holders of American Depositary Shares, each representing one Common Share and evidenced by an American Depositary Receipt issued by JP Morgan Chase Bank, N.A. (the “ADSs”) of WiderThan Co., Ltd, a company with limited liability organized under the laws of the Republic of Korea (the “Company”).
      Holders of outstanding ADSs, whose ADRs for such ADSs are not immediately available or who cannot deliver such ADRs and all other required documents to the ADS Depositary on or prior to the expiration of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their ADSs according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 to this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF CERTIFICATES FOR COMMON SHARES OR ADRs FOR ADSs HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
      Name of Tendering Institution

      Account Number

      Transaction Code Number

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY ACCOUNT TRANSFER TO THE SECURITY HOLDER’S ACCOUNT MAINTAINED AT THE COMMON SHARE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of the custodian depositary, security or other qualified institution from where the transfer will be made
      Account Number

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE ADS DEPOSITARY AND COMPLETE THE FOLLOWING:
      Name(s) of Tendering Security Holder(s)

Date of Execution of Notice of Guaranteed Delivery, _________________________________________________________________, 2006
      Name of Institution which Guaranteed Delivery

      If delivery is by book-entry transfer:

      Name of Tendering Institution

      Account Number

      Transaction Code Number

      Ladies and Gentlemen:
      The undersigned hereby tenders to RN International Holdings B.V., a private company with limited liability organized under the laws of the Netherlands (the “Offeror”) and an indirect wholly-owned subsidiary of RealNetworks, Inc., a Washington corporation (the “Parent”), the above-described common shares, par value KRW500 per share (the “Common Shares”) or American Depositary Shares, each representing one Common Share and evidenced by an American Depositary Receipt issued by JP Morgan Chase Bank, N.A. (the “ADSs”) of WiderThan Co., Ltd, a company with limited liability organized under the laws of the Republic of Korea (the “Company”), pursuant to the Offeror’s offer to purchase all outstanding Common Shares and ADSs at $17.05 per Common Share and per ADS (or any higher price per Common Shares and ADSs that is paid in the tender offer), net to the seller in cash without interest thereon, less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 29, 2006 (which, together with any amendments and supplements thereto, collectively constitute the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the “Offer”). Following the Expiration Date (as the same may be extended pursuant to Article I of the Combination Agreement), the portion of the Offer consideration to be paid in exchange for ADSs will be delivered to Mellon Investor Services LLC (the “ADS Depositary”) and the portion of the Offer consideration to be paid in exchange for Common Shares will be delivered to Samsung Securities Co., Ltd. (the “Common Share Depositary”). Holders of ADSs will receive the Offer Price in U.S. dollars, net to the seller in cash without interest thereon, less any required withholding taxes. Holders of Common Shares will receive the Korean Won equivalent of the Offer Price, calculated by converting the Offer Price into Korean Won using the conversion rate available to the Offeror on the business day on which the Offer consideration is transferred to the Common Share Depositary, net to the seller in cash without interest thereon, less any required withholding taxes.
      The Offer is being made in connection with the Combination Agreement, dated September 12, 2006, by and among the Offeror, the Parent and the Company (as it may be amended from time to time, the “Combination Agreement”). The Offer expires at 12:00 Midnight, New York City time, on Friday, October 27, 2006, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Common Shares and ADSs tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Offer or prejudice your rights to receive payment for Common Shares or ADSs validly tendered and accepted for payment.
      Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Common Shares and ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to the Offeror all right, title and interest in and to all the Common Shares and ADSs that are being tendered hereby (and any and all other Common Shares and ADSs or other securities issued or issuable in respect thereof on or after September 29, 2006).
      The undersigned hereby appoints the ADS Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all such other ADSs or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs (and all such other ADSs or securities), or transfer ownership of such ADSs (and all such other ADSs or securities) on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such ADSs (and all such other ADSs or securities) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and all such ADSs or securities), all in accordance with the terms of the Offer.
      The undersigned hereby appoints the Common Share Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares (and any and all other Common Shares and ADSs or other securities issued or issuable in respect thereof on or after September 29, 2006), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such Common Shares (and all such other Common Shares and ADSs or other securities), or transfer ownership of such Common Shares (and all such other Common Shares and ADSs or other securities), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Common Shares (and all such other Common Shares and ADSs or other securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and all such other Common Shares and ADSs or other securities), all in accordance with the terms of the Offer.
      The undersigned hereby irrevocably appoints the managers of the Parent, or any of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting, consent and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the Common Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Common Shares and ADSs or other securities issued or issuable in respect thereof on or after September 29, 2006), at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Common Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Common Shares (and all such other Common Shares and ADSs or securities), except for any proxy previously delivered to the Company that designates Parent or its designees as proxy to vote at the the special meeting of the Company shareholders scheduled to convene immediately following consummation of the Offer (or any adjournment or postponement thereof), and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective) except for any proxy subsequently delivered to the Company that designates Parent or its designees as proxy to vote at the special meeting of the Company shareholders scheduled to convene immediately following consummation of the Offer (or any adjournment or postponement thereof).
      The undersigned hereby agrees to take any and all actions necessary and desirable and shall comply with any requests made by the Parent to cause the managers of the Parent, or any of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting, consent and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to ADSs tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Common Shares and ADSs or other securities issued or issuable in respect thereof on or after September 29, 2006), at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy, which shall be granted to the attorney and proxy or his or her substitute is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such ADSs by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy caused to be granted by the undersigned at any time with respect to such ADSs (and all such other Common Shares and ADSs or securities), except for any proxy previously delivered to the Company that designates Parent or its designees to vote at the special meeting of the Company shareholders scheduled to convene immediately following consummation of the Offer (or any adjournment or postponement thereof), and no subsequent proxies will be caused to be given by the undersigned (and if given, will not be deemed effective) except for any proxy subsequently delivered to the Company that designates Parent or its designees to vote at the special meeting of the Company shareholders scheduled to convene immediately following consummation of the Offer (or any adjournment or postponement thereof).
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares and ADSs tendered herein (and any and all other Common Shares and ADSs or other securities issued or issuable in respect thereof on or after September 29, 2006) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Depositary (with respect to ADSs) and the Common Share Depositary (with respect to Common Shares) or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares and ADSs tendered hereby (and all such other Common Shares and ADSs or securities).
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.
      The undersigned understands that tenders of the Common Shares and ADSs pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.
      Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any ADSs purchased, and return any ADSs not tendered or not purchased, in the name(s) of the undersigned (and, in the case of the ADSs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the purchase price of any ADSs purchased and any ADSs not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any

ADSs purchased and return any ADSs not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADSs from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the ADSs so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 6, 7 and 8)
To be completed ONLY if the check for the purchase price of the ADSs purchased (less the amount of any required tax withholding) or ADRs representing ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue	☐ check
☐ ADRs to:
Name

(Please Print)

Address

(Zip Code)
Taxpayer Identification Number

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 6, 7 and 8)
To be completed ONLY if the check for the purchase price of the ADSs purchased (less the amount of any required tax withholding) or ADRs representing ADSs not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail	☐ check
☐ ADRs to:
Name

(Please Print)

Address

(Zip Code)

SIGN HERE
(Please complete Substitute Form W-9 or Form W-8BEN, as applicable, below)
Signature(s) of Security Holder(s)
Dated:                                                         , 2006

Name(s):

(Please Print)
Capacity (full title)

Address:

(Zip Code)
Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) representing Common Shares or ADRs representing ADSs or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)
Name of Firm

Address

(Zip Code)
Authorized Signature

Name

(Please Print)
Area Code and Telephone Number

Dated                                                         , 2006

NOTE TO ALL SECURITY HOLDERS:	FAILURE TO COMPLETE AND RETURN FORM W-9 OR FORM W-8BEN, AS APPLICABLE, MAY RESULT IN UNITED STATES BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER EVEN IF YOU ARE NOT A UNITED STATES TAXPAYER. YOU MAY BE ABLE TO AVOID BACKUP WITHHOLDING. PLEASE REVIEW INSTRUCTION NUMBER 8 AND PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND INSTRUCTIONS FOR COMPLETING FORM W-8BEN FOR ADDITIONAL DETAILS.

SUBSTITUTE Form W-9	Part I Taxpayer Identification No. — For All Accounts	Social Security Number OR Employee Identification Number

Department of the Treasury Internal Revenue Service	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.

Payer’s Request for Taxpayer Identification No.	Part II For Payees Exempt From Backup Withholding (see enclosed Guidelines)

Part III Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
Signature ---------------------------------------- Date ---------------, 2006

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service	Certificate of Foreign Status of Beneficial Owner
for United States Tax Withholding
• Section references are to the Internal Revenue Code. • See separate instructions.
• Give this form to the withholding agent or payer. Do not send to the IRS.	OMB No. 1545-1621

Do not use this form for:	Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9

• A person claiming that income effectively connected with the conduct of a trade or business in the United States	W-8ECI

• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

•	A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895 or 1443(b) (see instructions)
W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.

• A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

Part I     Identification of Beneficial Owner (See instructions.)

1.	Name of individual or organization that is the beneficial owner	2. Country of incorporation or organization

3	. Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
	☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization
	☐ Central bank of issue	☐ Tax-exempt organization	☐ Private foundation

4.	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

5.	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

6.	U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN	7. Foreign tax identifying number, if any (optional)

8.	Reference number(s) (see instructions)

Part II     Claim of Tax Treaty Benefits (if applicable.)

9.	I certify that (check all that apply):
a. ☐ The beneficial owner is a resident of ........................... within the meaning of the income tax treaty between the United States and that country.
b. ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c. ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d. ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e. ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

Special rates and conditions (if applicable — see instructions): The beneficial owner is claiming the provisions of Article ........................... of the treaty identified on line 9a above to claim a ...........................% rate of withholding on (specify type of income): ...................................................... Explain the reasons the beneficial owner
10.	meets the terms of the treaty article: ....................... .............................................................. .................	...........................................
...

Part III     Notional Principal Contracts

11.	☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV     Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1.	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.
2.	The beneficial owner is not a U.S. person.
3.	The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and
4.	For the broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here •	.........................................................	................. .......	.................	........................
	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions		Cat. No. 25047Z	Form W-8BEN (Rev. 2-2006)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
      1. Guarantee of Signatures. Signatures on the Letter of Transmittal need not be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), by a member firm of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other “Eligible Guarantor Institution,” as defined in Rule 17Ad-15 under the Exchange Act (collectively, “Eligible Institutions”), unless the Common Shares and ADSs tendered thereby are tendered (i) by a registered holder of Common Shares and ADSs who has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (ii) as noted in the following sentence. If the certificates evidencing Common Shares and ADSs are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made, or certificates for unpurchased Common Shares and ADSs are to be issued or returned, to a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instructions 1 and 5 to this Letter of Transmittal.
      2. Delivery of Letter of Transmittal and Certificates and ADRs or Book-Entry Confirmations. With respect to ADSs, this Letter of Transmittal is to be used if ADRs representing ADSs are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of ADSs is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered ADRs representing ADSs, or a confirmation of a book-entry transfer into the ADS Depositary’s account at the Book-Entry Transfer Facility of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the ADS Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Security holders who cannot deliver their ADRs representing ADSs and all other required documents to the ADS Depositary by the Expiration Date must tender their ADSs pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary by the Expiration Date; and (iii) the ADRs representing ADSs, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the ADS Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.
      With respect to Common Shares, this Letter of Transmittal is to be used if certificates representing Common Shares (“Share Certificates”) are to be physically delivered or if the delivery of the Common Shares is to be made by account transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Share Certificates, or a confirmation of an account transfer into the security holder’s account maintained at the Common Share Depositary of all Common Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Common Share Depositary or by any of its branches in Korea by the Expiration Date.
      The method of delivery of the Common Shares and ADSs and all other required documents, including through account transfer or the Book-Entry Transfer Facility, is at the option and risk of the tendering security holder. If certificates for the ADRs are sent by mail, registered mail with return receipt requested, properly insured, is recommended.
      No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares and ADSs will be purchased. By executing this Letter of Transmittal, the tendering security holder waives any right to receive any notice of the acceptance for payment of the Common Shares and ADSs.
      3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate and ADR numbers and/or the number of the Common Shares and ADSs should be listed on a separate schedule attached hereto.
      4. Partial Tenders (not applicable to security holders who tender by book-entry transfer). If fewer than all Common Shares and ADSs represented by any Share Certificates or ADRs delivered to the ADS Depositary (with respect to ADSs) and the Common Share Depositary (with respect to Common Shares) are to be tendered, fill in the number of Common Shares and ADSs which are to be tendered in the box entitled “Number of Common Shares and ADSs Tendered.” In such case, a new Share Certificate or ADR for the remainder of the Common Shares and ADSs represented by the old Share Certificate or ADR will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Common Shares and ADSs represented by Share Certificates or ADRs delivered to the ADS Depositary (with respect to ADSs) and the Common Share Depositary (with respect to Common Shares) will be deemed to have been tendered unless otherwise indicated.
      5. Signatures on Letter of Transmittal; Stock Powers; Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares and ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.
      If any of the Common Shares and ADSs tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
      If any of the Common Shares and ADSs tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the certificates.
      If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares and ADSs tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Common Shares and ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares and ADSs tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Common Shares and ADSs. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.
      6. Taxes
      (a) United States Stock Transfer Taxes. The Offeror will pay any United States stock transfer taxes with respect to the sale and transfer of any Common Shares and ADSs to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Common Shares and ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Common Shares and ADSs to the Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the aggregate Officer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.
      (b) Korean Tax Withholding for Security Holders Who Are Not Korean Residents. Generally, capital gains earned by a security holder who is not a Korean resident (as such term is defined under applicable Korean tax law) upon the transfer of Common Shares (but not ADSs) will be subject to Korean capital gains withholding tax at a rate equal to the lower of: (i) 11% (including resident surtax) of the gross proceeds realized or (ii) 27.5% (including resident surtax) of the net gains realized (subject to the production of satisfactory evidence of the acquisition costs and certain direct transaction costs), unless such security holder is able to claim an exemption from such Korean capital gains tax pursuant to an applicable income tax treaty between Korea and the security holder’s country of tax residency. In order to claim such an exemption, if available, the security holder must submit to the Korean tax authorities a completed Application for Tax Exemption/ Non-Taxation (as well as other materials that support entitlement to a tax exemption in the manner prescribed by the Korean tax authorities) and must provide the Offeror with certification of the Korean Tax Authorities’ acceptance of such application. Failure to timely provide the Offeror with certification of the Korean Tax Authorities’ acceptance of such application will result in applicable withholding. Documentation that must be attached to the Application for Tax Exemption/ Non-Taxation includes: (i) a residency certificate (e.g., for United States security holders, an Internal Revenue Service Form 6166 which may be obtained by filing Form 8802, Application for United States Residency Certification, with the Internal Revenue Service), (ii) copies of the Share Transfer Agreement, the Report of Share Transfer (if applicable), or Notice of Confirmation of Share Transfer Report (if applicable), (iii) documentation supporting the security holder’s security acquisition costs and certain direct transaction costs and (iv) documentation that supports non-taxation or tax exemption. In addition, the aggregate Offer Price received by a holder of Common Shares who is not a Korean resident will be subject to withholding of Korean securities transaction tax at a rate of 0.5%.

      7. Special Payment and Delivery Instructions. If the check for the purchase price of any ADSs purchased is to be issued, or any ADSs not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any ADRs for Common Shares and ADSs not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Security holders tendering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account at the Book-Entry Transfer Facility as such security holders may designate under “Special Payment Instructions.” If no such instructions are given, any such ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.
      8. Substitute Form W-9 or Form W-8BEN. Under United States federal income tax laws, the Depositary generally will be required to withhold 28% of the amount of the aggregate Offer Price payable to security holders pursuant to the Offer unless the security holders take certain actions. In order to avoid such backup withholding, each tendering United States security holder, and, if applicable, each other payee, generally must provide the Depositary with such security holder’s or payee’s correct taxpayer identification number and certify that such security holder or payee is not subject to such backup withholding by completing the Substitute Form W-9, Form W-8BEN, or other applicable form. Generally, if a security holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the security holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.
      Non-United States security holders and entities generally are not subject to these backup withholding and reporting requirements. In order to certify to the Depositary that a non-United States individual qualifies as an exempt recipient, such security holder or payee must submit a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States tax withholdings, or other applicable form, to the Depositary. Non-United States security holders should consult their own tax advisors with respect to the proper completion of Form W-8BEN and whether another applicable form should be completed.
      For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Common Shares and ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
      Failure to complete the Substitute Form W-9 or Form W-8BEN will not, by itself, cause Common Shares and ADSs to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the aggregate Offer Price payable pursuant to the Offer. Backup withholding is not an additional Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 or Form W-8BEN may result in backup withholding of 28% of any payments made to such a person failing to return a completed Substitute Form W-9 or Form W-8BEN pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
      9. Mutilated, Lost, Stolen or Destroyed Certificates. If the Share Certificates representing Common Shares or ADRs representing ADSs to be tendered have been mutilated, lost, stolen or destroyed, security holders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company’s Transfer Agent, Hana Bank immediately by calling 82-2-368-5861. The Transfer Agent will provide such security holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The security holder may be required to give the Offeror a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.
      10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent, or holders of Common Shares or

ADSs in the U.S. may also make such request to the Dealer Manager, at their respective addresses or telephone numbers set forth below.
The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Security Holders Call Toll-Free: (888) 750-5834
Banks and Brokers Call Collect: (212) 750-5833
E-mail: info@innisfreema.com (materials requests only)
The Dealer Manager in the U.S. for the Offer is:
Lehman Brothers Inc.
(888) 610-5877
      If you hold Common Shares and have questions or need additional copies of the Offer to Purchase or the Letter of Transmittal you can call the Common Share Depositary using the contact information set forth below.
Samsung Securities Co., Ltd.
2nd Fl., Jongno Tower Bldg.
#6, Jongno 2-Ga, Jongno-Gu
Seoul, Korea 110-789
TEL: 82-2-2020-7603